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                            SECTION 906 CERTIFICATION

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The undersigned certify that, to their knowledge, the Form 11-K of Wilmington
Trust Corporation's Employee Stock Purchase Plan for the 2002-2003 plan year fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in that report fairly presents, in all material respects, the financial condition and results of operation of that plan.

                            /s/ Ted T. Cecala
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                            Ted T. Cecala
                            Chairman and Chief Executive Officer

                            /s/ David R. Gibson
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                            David R. Gibson
                            Executive Vice President and Chief Financial Officer